UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 5, 2016

PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

Management of PBF Energy Inc., PBF Energy Company LLC and PBF Holding Company LLC (collectively, the "Company") will be participating in meetings with investors at the Wolfe Research Refining Conference to be held in Boston, Massachusetts, on Tuesday, January 5, 2016 and the Goldman Sachs Global Energy Conference to be held in Miami, Florida on Wednesday, January 6, 2016.

The presentation materials regarding the Company's conferences, available on the Investor Relations section of the Company's website at www.pbfenergy.com, are furnished with this Current Report as Exhibit 99.1 and are incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Items 7.01 and 9.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Forward-Looking Statements
Statements contained in the exhibit to this report relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, the Company’s expectations with respect to timing of the completion of the proposed acquisition; the company’s post-acquisition plans, objectives, expectations and intentions with respect to future earnings and operations; the company’s plans for financing the proposed acquisition; and the conditions to the closing of the proposed acquisition and the possibility that the proposed acquisition will not close. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company's control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks described above, and the risks disclosed in the Company's filings with the SEC. All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                Description

99.1                            Presentation materials dated January 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:	January 5, 2016

PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel

Dated:	January 5, 2016

PBF Energy Company LLC
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel

Dated:	January 5, 2016

PBF Holding Company LLC
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.                Description

99.1                            Presentation materials dated January 2016